SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2007


                        NAVIDEC FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


  Colorado                        000-51139                  13-4228144
  ------------------              ----------------           ------------------
  (State or other                 (Commission                (IRS Employer
  jurisdiction of                 File Number)               Identification No.)
  incorporation)

                          456 Madison, Denver, CO 80206
                          -----------------------------
                    (Address of principal executive offices)

             8310 S. Valley Highway, 3rd Floor, Englewood, CO 80112
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                 Former address of principal executive offices)

Registrant's telephone number, including area code:   (303) 222-1000
                                                      --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

Robert Grizzle has resigned as Chief Operating Officer but remains as Chief Financial Officer of the Company.


                            SECTION 8 - OTHER EVENTS

Item 8.01 Other Events

The Company has loaned its wholly owned subsidiary, Navidec Home Mortgage, $4,000,000 to use as working capital for its mortgage loan operations. The terms of the note are that is a demand note bearing interest at 12% per annum.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: October 15, 2007                  NAVIDEC FINANCIAL SERVICES, INC.



                                        By: /s/ John R. McKowen
                                            ----------------------------------
                                            John R. McKowen, CEO